UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 11, 2021

 SANGAMO THERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30171	68-0359556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID Number)
7000 Marina Blvd., Brisbane, California 94005
(Address of principal executive offices) (Zip Code)
(510) 970-6000
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	SGMO	Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2021, the Board of Directors of Sangamo Therapeutics, Inc. (the “Company”) appointed Prathyusha Duraibabu as the Company’s principal financial officer with immediate effect. Ms. Duraibabu has served as the Company’s principal accounting officer since June 2019 and as the Company’s Vice President, Finance since March 2019 and continues to serve the Company in these roles.

Ms. Duraibabu, age 42, has over 22 years of experience in optimizing financial operations, driving organizational change, building diverse teams and delivering results. Prior to joining the Company, Ms. Duraibabu served as Corporate Controller at Pacific Biosciences of California, Inc., a publicly-traded commercial biotechnology company, from June 2010 to March 2019. At Pacific Biosciences, she was responsible for global financial operations, strategy, audit and tax. Ms. Duraibabu received a Bachelors of Accounting from Oxford Brookes University in Oxford, United Kingdom and an M.B.A. from San Jose State University. Ms. Duraibabu is a Certified Public Accountant in the State of California.

There were no new compensatory or other material arrangements entered into, or modifications to existing compensatory arrangements entered into, nor were there any grants or awards made to, Ms. Duraibabu in connection with her appointment as the Company’s principal financial officer.

Ms. Duraibabu's current compensatory arrangements include her continued eligibility for equity grants under the Company’s 2018 Equity Incentive Plan and her continued participation in the Company’s Amended and Restated Executive Severance Plan and the Company’s Amended and Restated Incentive Compensation Plan, each of which compensatory plans is described under the heading “Executive Compensation” in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 2, 2020.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SANGAMO THERAPEUTICS, INC.

Dated: March 17, 2021	By:	/s/ Gary H. Loeb
	Name:	Gary H. Loeb
	Title:	Executive Vice President & General Counsel